SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported) July 14, 2003
                                                          -------------


                        CollaGenex Pharmaceuticals, Inc.
                        --------------------------------
               (Exact Name of Registrant as Specified in Charter)


       Delaware                        0-28308                 52-1758016
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(State or Other Jurisdiction   (Commission File Number)       (IRS Employer
    of Incorporation)                                       Identification No.)


41 University Drive, Newtown, Pennsylvania                        18940
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(Address of Principal Executive Offices)                         (Zip Code)


                                 (215) 579-7388
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                 (Registrant's telephone number, including area
                                      code)



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          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.       OTHER EVENTS.

On July, 14, 2003, CollaGenex Pharmaceuticals, Inc., a Delaware corporation (the "Company"), issued a press release announcing it had filed and served a complaint on United Research Laboratories/Mutual Pharmaceutical Company ("Mutual") in the District Court for the Eastern District of New York, seeking to prevent Mutual from introducing a 20mg tablet of doxycycline hyclate into the market in the United States. The Company previously announced that it had served a complaint and a motion for preliminary injunction in the same court seeking to prevent West-ward Pharmaceutical Corporation from introducing a 20mg capsule of doxycycline hyclate into the market in the United States. The Company alleges that Mutual has infringed its Periostat patents under the Hatch-Waxman Act by filing an Abbreviated New Drug Application ("ANDA") for a tablet formulation of Periostat. The Company's suit specifically alleges that Mutual infringes and intends to continue to infringe two patents to which it is the exclusive licensee: U.S. Patent No. 4,666,897 and Re-Issue Patent RE 34,656. The Company is taking such action consistent with its policy to vigorously enforce its intellectual property rights.

The Company also today announced that it has been served a compliant by Mutual, filed in the District Court for the Eastern District of Pennsylvania. The Mutual complaint alleges, among other things, that CollaGenex engaged in certain tortious and anticompetitive behavior in an effort to prevent Mutual from commercializing a generic form of Periostat.

The foregoing statements are qualified in their entirety by the Company's press release, a complete copy of which is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.  FINANCIAL  STATEMENTS,  PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c) Exhibits.

  Exhibit No.    Description
  ----------     ------------

     99.1        Press release of CollaGenex Pharmaceuticals, Inc., dated
                 July 14, 2003.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                    COLLAGENEX PHARMACEUTICALS, INC.



                     By:  /s/ Nancy C. Broadbent
                         --------------------------------------------
                          Nancy C. Broadbent
                          Chief Financial Officer
                          (Principal Financial Officer)


Date:  July 14, 2003